THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                                Right to Purchase 100,000 Shares
                                                of Common Stock of Hemispherx
                                                BioPharma, Inc.

                           HEMISPHERx BIOPHARMA, INC.

                          Common Stock Purchase Warrant

     HEMISPHERX BIOPHARMA, INC., a Delaware corporation (the "Company") hereby certifies that, for value received, GFL Advantage Fund Limited or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., New York City time, on the Expiration Date (as hereinafter defined), 100,000 fully paid and nonassessable shares of Common Stock, $.001 par value per share, of the Company at a purchase price per share equal to the Purchase Price (as hereinafter defined). The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Business Day" as used herein shall mean a day on which the New York Stock Exchange is open for business.

          (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Company" shall include Hemispherx BioPharma, Inc. and any corporation that shall succeed to or assume the obligation of Hemispherx BioPharma, Inc. hereunder.

          (d) The term "Expiration Date" refers to November 2, 2000.

          (e) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.

          (f) The term "Purchase Price" shall mean $4.00, subject to adjustment as provided in this Warrant.

     1. Exercise of Warrant.

     1.1 Exercise at Option of Holder. (a) This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. Notwithstanding anything to the contrary contained herein, if, at any time shares of Series D Convertible Preferred Stock, $.01 par value ("Preferred Stock"), of the Company issued by the Company to GFL Advantage Fund Limited ("Advantage") are converted into units ("Units") comprised of one share of Common Stock and one Class A Redeemable Common Stock Purchase Warrant (rather than being converted solely into shares of Common Stock), then the number of shares of Common Stock into which this Warrant is exercisable shall be reduced simultaneously with each such conversion by an amount proportionately by the percentage of the aggregate stated value of Preferred Stock so converted equal to the product obtained by multiplying (1) the number of shares of Common Stock which initially may be purchased upon exercise of this Warrant (as the same shall have been adjusted in accordance with Section 5) times (2) a fraction, the numerator of which shall be the number of shares of Preferred Stock converted into Units in such conversion and the denominator of which shall be 6,000.

     (b) Notwithstanding any other provision of this Warrant, in no event shall Advantage be entitled at any time to purchase a number of shares of Common Stock on exercise of this Warrant in excess of that number of shares upon purchase of which the sum of (1) the number of shares of Common Stock beneficially owned by Advantage, or any person associated with, or serving as an adviser to Advantage (each a "GFL Person" and collectively, the "GFL Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of the unexercised portion of this Warrant and shares of Preferred Stock beneficially owned by all GFL Persons) and (2) the number of shares of Common Stock issuable upon exercise of the portion of this Warrant with respect to which the determination in this sentence is being made, would result in beneficial ownership by any GFL Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause
(1) of the immediately preceding sentence.

     1.2 Net  Issuance.  Notwithstanding  anything to the contrary  contained in
Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

     X = (Y (A-B))/A

         Where:   X =  the number of shares of Common Stock to be issued  to the
                       Holder

                  Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                  A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this Warrant

                  B =  the Purchase Price

     As used herein, current fair market value of Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five Business

Days consisting of the day as of which the current fair market value of a share of Common Stock is being determined (or if such day is not a Business Day, the Business Day next preceding such day) and the four consecutive Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

     2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (as determined in accordance with subsection 1.2) of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, all the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 3) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

     4. Adjustment for Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Company shall give at least 30 days notice to the Holder of such pending transaction whereby the Holder shall have the right to exercise this Warrant prior to any such reorganization, consolidation, merger, sale or conveyance. Any exercise of this Warrant pursuant to notice under this paragraph shall be conditioned upon the closing of such reorganization, consolidation, merger, sale or conveyance which is the subject of the notice and the exercise of this Warrant shall not be deemed to have occurred until immediately prior to the closing of such transaction.

     5. Adjustment for Extraordinary Events. In the event that the Company shall
(i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5.

The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     6. Further Assurances. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

     7. Notices of Record Date, etc. In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c)  any  voluntary  or   involuntary   dissolution,   liquidation  or
     winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

     8. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

     9. Transfer of Warrant. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

     10. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

     11. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

     12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Redemption. (a) So long as the Registration Statement (the "Registration Statement") required to be filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to Section 2(a) of the Registration Rights Agreement, dated as of June 28, 1996, between the Company and Advantage (the "Registration Rights Agreement") shall be effective and the Company shall be in compliance in all material respects with its obligations under the Registration Rights Agreement, this Warrant, the terms of the Preferred Stock and the Subscription Agreement, dated as of June 28, 1996, by and between the Company and Advantage (the "Subscription Agreement"), in each case at the time of exercise of the Company's rights as herein provided and at all times thereafter until the Redemption Date (as herein defined), if the Closing Price (as defined below) for 20 consecutive trading days ending not later than the date which is 90 days after the Registration Statement is first ordered effective by the SEC (the "SEC Effective Date") is greater than $6.00 (subject to equitable adjustment for stock splits, stock dividends, subdivisions, combinations, reclassifications and similar events occurring after the date of original issuance of this Warrant), then the Company shall have the right, exercisable at any time on or prior to the date which is 92 days after the SEC Effective Date, by not less than sixty (60) days prior notice, to redeem this Warrant at a redemption price equal to the product obtained by multiplying
(x) the number of shares of Common Stock which may be purchased upon exercise of this Warrant (determined without regard to any limitations in Section 1.1(b) of this Warrant) times (y) an amount equal to $.001. All of this Warrant must be redeemed, if any of this Warrant is redeemed pursuant to this paragraph (a).

     (b) So long as the Registration Statement shall be effective and the Company shall be in compliance in all material respects with its obligations under the Registration Rights Agreement, this Warrant, the terms of the Preferred Stock and the Subscription Agreement, in each case at the time of exercise of the Company's rights as herein provided and at all times thereafter until the Redemption Date (as herein defined), in lieu of redemption of this Warrant under Section 13(a), the Company shall have the right, exercisable at any time on or prior to the date which is 90 days after the SEC Effective Date on not less than sixty (60) days prior notice, to redeem this Warrant at a redemption price equal to the net redemption value (determined in accordance with Section 1.2) of the entire unexercised portion of this Warrant, in which event, the Company shall pay cash or, at the election of the Company, issue a number of shares of Common Stock having a Computed Value equal to, the amount computed using the following formula:

     R = Y (A-B)

     Where:   R =   the net redemption  value, expressed in dollars, of the
                    entire unexercised portion of this Warrant

              Y = the number of shares of Common Stock as to which this Warrant is at the time unexercised

              A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding Redemption Date

              B =  the Purchase Price

All of this Warrant must be redeemed, if any of this Warrant is redeemed pursuant to this paragraph (b).

     (c) If the Company shall desire to exercise its right to redeem this Warrant in accordance with paragraph (a) or (b) of this Section, it shall, not later than the latest date on which the Company is permitted to exercise such redemption rights in accordance with paragraph (a) or (b) of this Section, as applicable, and prior to the 60th day before the date fixed for redemption, deliver personally (which shall include a telephone line facsimile transmission) or mail a notice of redemption to the Holder of this Warrant, first class, postage prepaid, at the Holder's address as it shall appear on the records of the Warrant register referred to in Section 10. Any notice mailed in the manner provided herein shall be deemed to have been duly given only when actually received by the Holder. The notice of redemption shall specify (i) whether the redemption is pursuant to paragraph (a) or (b) of this Section, (ii) the redemption price or the manner of determining the same, (iii) the date fixed for redemption, (iv) the place where this Warrant shall be delivered and the redemption price paid, (v) that the right to exercise this Warrant shall terminate at 5:00 p.m., New York City time, on the business day immediately preceding the Redemption Date and (vi) in the case of a redemption pursuant to paragraph (b) of this Section, whether the redemption price is to be paid in cash or shares of Common Stock. The date fixed for the redemption of this Warrant shall be the Redemption Date.

     (d) Any right to exercise this Warrant shall terminate at 5:00 p.m., New York City time, on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Holder shall have no further rights with respect to the portion of this Warrant so redeemed except to receive, upon surrender of this Warrant, the applicable redemption price for the portion of this Warrant so redeemed.

     (e) From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder of this Warrant, deliver or cause to be delivered to or upon the written order of the Holder a sum in cash equal to the applicable redemption price. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem this Warrant (or, in the case of a redemption pursuant to Section 13(b), shares of Common Stock having a Computed Value equal to the applicable redemption price or a combination of cash and shares of Common Stock equal to the applicable redemption price), this Warrant shall terminate and become void and all rights hereunder with respect hereto, except the right to receive payment of the applicable redemption price, shall cease.

     (f) If the Company elects, in accordance with Section 13(b) to make payment of all or any part of the applicable redemption price in fully paid and nonassessable shares of Common Stock (hereinafter sometimes called the "Stock Payment Option"), the Company shall be permitted to exercise the Stock Payment Option if the issuance of shares of Common Stock upon such exercise of the Stock Payment Option shall have been authorized by the Board of Directors of the Company and none of the following conditions are present:

          (i) the number of shares of Common Stock authorized, unissued and unreserved for all purposes, or held in the Company's treasury, is insufficient to pay the redemption price in Common Stock;

          (ii) the issuance or delivery of shares of Common Stock pursuant to the Stock Payment Option or the public resale of such shares by the Holder would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained; provided, however, that with respect to compliance with the securities or blue sky laws of the states of the United States, the requirements of this clause (ii) shall be deemed satisfied if at the applicable time the Company is in compliance with Section 3(d) of the Registration Rights Agreement;

          (iii) the shares of Common Stock to be issued upon exercise of the Stock Payment Option have not been authorized for listing, upon official notice of issuance, on any national securities exchange on which the Common Stock is then listed; have not been authorized for listing, upon official notice of issuance, on the Nasdaq National Market or the Nasdaq SmallCap Market, if the Common Stock is traded on either such market or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

          (iv) the  Computed  Price is less  than  the par  value of the  Common
     Stock;

          (v) the Common Stock is neither (i) listed or admitted for trading on a national securities exchange nor (ii) quoted on the Nasdaq National Market or the Nasdaq SmallCap Market; or

          (vi) the issuance of shares of Common Stock in payment of the applicable redemption price would result in any GFL Person beneficially owning more than 4.9% of the Common Stock, determined as provided in
     Section 1.1(b) hereof.

     (g) If the Stock Payment Option is elected, the Company shall issue and dispatch or cause to be dispatched to the Holder one or more certificates for the aggregate number of whole shares of Common Stock determined by dividing the Computed Price into the net redemption value of this Warrant or the portion of the net redemption value of this Warrant to be paid in shares of Common Stock. No fractional shares will be issued in payment of the applicable redemption price. In lieu thereof, the Company may issue a number of shares of Common Stock which reflects a rounding up to the next whole number or may pay lawful money of the United States of America. The shares of Common Stock issued or to be issued by the Company in payment of the applicable redemption price are sometimes referred to hereinafter as the "Payment Shares."

     (h) If the Company exercises the Stock Payment Option, the Company shall deliver to the Holder, on or prior to the date on which Payment Shares are to be dispatched to the Holder, an Officers' Certificate setting forth (i) the total amount of the applicable redemption price to which the Holder is entitled, (ii) the portion of the applicable redemption price being made in Payment Shares,
(iii) the number of Payment Shares allocable to such payment, as calculated pursuant to Section 13(g), (iv) any rounding adjustment to such number or any payment necessary to be made pursuant to Section 13(g), (v) a brief statement of the facts requiring such adjustment and (vi) a brief statement that none of the conditions set forth in Section 13(f) has occurred and is existing. Such Officer's Certificate shall be accompanied by the certificates and instruments, each duly issued in the name of the Holder, representing the Payment Shares. Such Officers' Certificate shall be conclusive evidence of the correctness of the calculation of the number of Payment Shares allocable to the payments to which such Officers' Certificate relates and of any adjustments to such number made pursuant to Section 13(g) in the absence of manifest error. In addition, on or before the pertinent payment date, the Company shall cause the transfer agent for the Common Stock to prepare and issue the certificates representing the Payment Shares in the name of the Holder or as directed by the Holder before being so delivered by the Company.

     (i) The Payment Shares, when dispatched pursuant to and in compliance with this Section 13, shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is in all respects hereby authorized; and the dispatch thereof, together with lawful money of the United States of America, if any, paid in lieu of fractional shares of such Common Stock, will be, and for all purposes shall be deemed to be, in full discharge and satisfaction of the Company's obligation to pay the applicable redemption price to which such Payment Shares relate.

     (j) As used in this Section 13, the following terms shall have the meanings provided herein:

          (1) "Closing Price" means the last reported bid price for one share of the Common Stock, as reported, quoted or determined by the first of the following to apply: the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market and the Nasdaq SmallCap Market.

          (2) "Computed Price" means the arithmetic average of the Closing Price for the five consecutive trading days ending one trading day prior to the Redemption Date.

          (3) "Officer" means the Chairman or Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Controller or the Chief Financial Officer of the Company.

          (4) "Officers' Certificate" means a certificate signed by an Officer.

     14. Warrant Agent. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     15. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     16. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     17. Notices, etc. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 10.

     18. Investment Representations. By acceptance of this Warrant, the Holder represents to the Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant. The Holder acknowledges that the Holder has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder hereof in connection with the offering of this Warrant. The Holder hereof asserts that it may be considered to be a sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Common Stock issuable upon exercise of this Warrant, and is able to bear the economic risk of the investment. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Registration Rights Agreement, the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder recognizes and acknowledges that such claims of exemption are based, in part, upon the representations of the Holder contained herein. The Holder further recognizes and acknowledges that because this Warrant and, except as provided in the Registration Rights Agreement, the Common Stock issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock have theretofore been registered for resale under the Securities Act, the Company may require, as a condition to the issuance of Common Stock upon the exercise of this Warrant (i) in the case of an exercise in accordance with Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this Section 18, or
(ii) in the case of an exercise in accordance with Section 1.2 hereof, an opinion (in form and substance reasonably satisfactory to the Company) of counsel reasonably satisfactory to the Company that the shares of Common Stock to be issued upon such exercise may be issued without registration under the Securities Act.

     19. Legend. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

     20. Miscellaneous. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, Hemispherx BioPharma, Inc. has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:  July 3, 1996                             HEMISPHERX BIOPHARMA, INC.

                                                 By: /s/ William A. Carter
                                                     ---------------------------
                                                 Title:  President

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO HEMISPHERX BIOPHARMA, INC.

     1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ shares of Common Stock, as defined in the Warrant, of Hemispherx BioPharma, Inc., a Delaware corporation (the "Company").

     2. The undersigned Holder

     (a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

         or

     (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 1.2 of the Warrant.

     3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

         Name:    _____________________________________

         Address: _____________________________________

                  _____________________________________



Dated:____________ ___, _____                       ____________________________
                                                    (Signature must conform to
                                                    name of Holder as specified
                                                    on the face of the Warrant)

                                                   _____________________________

                                                   _____________________________
                                                             (Address)